UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2013

Terra Tech Corp.
 (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-54358
(Commission File Number)

26-3062661
 (IRS Employer Identification No.)

18101 Von Karman, Third Floor
Irvine, California 92612
 (Address of principal executive offices)(Zip Code)

(855) 447-6967
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 26, 2013, Terra Tech Corp., a Nevada corporation (the “Company”), filed a Form 8-K (file No. 000-54258; the “March 26, 2013 Form 8-K”), disclosing, among other things, that the Company had entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”) pursuant to which the Company raised $825,000 in a private placement financing (the “Offering”). The Company further disclosed that, on March 22, 2013, after the satisfaction of certain closing conditions, the Offering closed and the Company issued to the Purchasers three 6% Senior Secured Convertible Debentures for aggregate proceeds of $825,000. Each debenture accrues interest at a rate of 6% per annum and is convertible into shares of common stock of the Company, at any time at the election of the holder thereof, at a purchase prices equal to 62% of the lowest daily volume weighted average price (or the “VWAP”) of the Company’s common stock as quoted by Bloomberg L.P. for the ten (10) trading days immediately preceding the conversion date.

On April 19, 2013, the Company offered and sold an additional 6% Senior Secured Convertible Debenture for aggregate proceeds of $250,000 (the “Additional $250,000 Offering”). The Additional $250,000 Offering was made pursuant to a Securities Purchase Agreement with one purchaser, who also was one of three purchasers of debentures disclosed in the March 26, 2013 Form 8-K.

Aegis Capital Corp. (the “Placement Agent”) served as the placement agent of the Company for the Additional $250,000 Offering. In consideration for services rendered as the Placement Agent, the Company agreed to: (i) pay to the Placement Agent cash commissions equal to $20,000, or 8.0% of the gross proceeds received in the additional $250,000 offering, and (ii) issue to the Placement Agent, or its designee, a Warrant to purchase that number of shares of common stock of the Company equal to 5% of the aggregate number of shares of the Company’s common stock underlying the debentures sold in the offering, at an exercise price equal to the purchase price of the common stock underlying the debentures, for a term of 5 years (the “Agent Warrants”).

The shares of common stock underlying the debentures issued are restricted securities and cannot be resold without registration under the Securities Act of 1933, as amended, or an exemption from registration.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 1.01 above regarding the Additional $250,000 Offering is hereby incorporated by reference into this Item 3.02. The Company closed the Additional $250,000 Offering with one purchaser, who is “accredited investor,” as such term is defined in Securities Exchange Commission Rule 501(a), promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D, promulgated thereunder.

The information set forth in Item 1.01 above regarding the Agent Warrants is hereby incorporated by reference into this Item 3.02. The Agent Warrants (including the shares of the Company’s common stock underlying the Agent Warrants) were offered and sold to the Placement Agent in reliance on the exemption from registration afforded by from registration afforded by Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description
10.1	Form of Securities Purchase Agreement (1)
10.2	Form of 6% Senior Secured Convertible Debenture (1)
10.3	Form of General Security Agreement (1)
10.4	Form of Stock Pledge Agreement (1)

(1)	Incorporated by reference to Current report on Form 8-K (File No. 000-54258); filed with the Commission on March 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terra Tech Corp. (Registrant)

Date: April 30, 2013	By:	/s/ Derek Peterson
	Name:	Derek Peterson
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Form of Securities Purchase Agreement (1)
10.2	Form of 6% Senior Secured Convertible Debenture (1)
10.3	Form of General Security Agreement (1)
10.4	Form of Stock Pledge Agreement (1)

(1)	Incorporated by reference to Current report on Form 8-K (File No. 000-54258); filed with the Commission on March 26, 2013.